SECTION 906 CERTIFICATION

In connection with the annual report of Eurasian Minerals Inc. (the "Company") on Form 20-F for the fiscal year ending December 31, 2014 (the “Report”) I, David M. Cole, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of2002, that to the best of my knowledge:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 29, 2015	/s/ David M. Cole
David M. Cole
President and Chief Executive Officer